SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 12, 2003


                        CIT Equipment Collateral 2002-VT1
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

          000-49841                                       77-0298311
   (Commission File Number)                   (IRS Employer Identification No.)

                            c/o The Bank of New York
                        Attn: Corporate Trust Department,
                        CIT Equipment Collateral 2002-VT1
                        101 Barclay Street, Floor 12 East
                            New York, New York 10286
              (Address of principal executive offices and zip code)


       Registrants' telephone number, including area code: (212) 328-7538



                                       N/A
          (Former name or former address, if changed since last report)

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c). Exhibits.

         The following are filed herewith. The exhibit numbers correspond with items 601(b) of Regulation S-K.

EXHIBIT NO.                         DESCRIPTION
-----------                         -----------
99.1                                Pool Data Report

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CIT EQUIPMENT COLLATERAL 2002-VT1


                           By: CIT FINANCIAL USA, INC.,
                               as Servicer


                           By:  /s/ Barbara Callahan
                                --------------------------
                                Name:  Barbara Callahan
                                Title: Vice President


Dated:   September 12, 2003

Exhibit 99.1 - Pool Data Report


CIT EQUIPMENT COLLATERAL 2002-VT1
COMPOSITION OF CONTRACT POOL
AT JUNE 30, 2003


                                                                       WEIGHTED               WEIGHTED             AVERAGE
                                                    CURRENT            AVERAGE                AVERAGE             REQUIRED
                                  NUMBER           REQUIRED            ORIGINAL              REMAINING             PAYOFF
                                     OF             PAYOFF               TERM                   TERM               AMOUNT
                                 CONTRACTS          AMOUNT             (RANGE)                (RANGE)              (RANGE)
                                 ---------      ----------------    -----------------    -----------------    -----------------
                                  66,342        $ 546,806,251         48.8 months          27.8 months             $8,242
                                                                    (17 to 84 months)     (0 to 67 months)    ($0 to $6,440,234)



TYPE OF CONTRACT
AT JUNE 30, 2003


                                                                        % OF
                                                                        TOTAL                                       % OF
                                                    NUMBER              NUMBER                REQUIRED            REQUIRED
                                                       OF                 OF                   PAYOFF              PAYOFF
TYPE OF CONTRACT                                   CONTRACTS          CONTRACTS                AMOUNT              AMOUNT
-------------------------                     ------------------   -----------------     -----------------    ----------------
True Leases                                          45,818               69.06%           $ 399,408,240              73.04%

Finance Leases                                       20,524               30.94              147,398,011              26.96
                                              ------------------------------------------------------------------------------------

   Total                                             66,342              100.00%           $ 546,806,251            100.00%
                                              ====================================================================================


CIT EQUIPMENT COLLATERAL 2002-VT1
GEOGRAPHICAL DISTRIBUTION
(BASED ON OBLIGOR BILLING ADDRESS)
AT JUNE 30, 2003


                                                          % OF
                                                          TOTAL                                      % OF
                                       NUMBER             NUMBER              REQUIRED             REQUIRED
                                          OF                OF                 PAYOFF               PAYOFF
STATE                                 CONTRACTS         CONTRACTS              AMOUNT               AMOUNT
--------------------------         ---------------   -----------------   ------------------    ----------------
Alabama                                  665              1.00%            $ 3,044,430                0.56%
Alaska                                   125              0.19                 507,431                0.09
Arizona                                1,666              2.51              12,002,277                2.19
Arkansas                                 353              0.53               2,851,679                0.52
California                             8,457             12.75              56,989,104               10.42
Colorado                               1,351              2.04               7,895,285                1.44
Connecticut                            1,218              1.84              11,175,774                2.04
Delaware                                 246              0.37               1,795,392                0.33
District of Columbia                     404              0.61               7,454,948                1.36
Florida                                4,449              6.71              25,860,665                4.73
Georgia                                2,057              3.10              17,795,324                3.25
Hawaii                                   101              0.15                 479,590                0.09
Idaho                                    176              0.27                 696,727                0.13
Illinois                               1,437              2.17              28,738,425                5.26
Indiana                                  926              1.40               7,271,522                1.33
Iowa                                     392              0.59               3,051,419                0.56
Kansas                                   374              0.56               6,676,562                1.22
Kentucky                                 465              0.70               2,283,589                0.42
Louisiana                                655              0.99               2,297,014                0.42
Maine                                    109              0.16                 431,897                0.08
Maryland                               1,385              2.09               8,629,634                1.58
Massachusetts                          2,569              3.87              19,939,981                3.65
Michigan                               2,135              3.22              19,273,836                3.52
Minnesota                              1,132              1.71               9,308,742                1.70
Mississippi                              332              0.50               1,861,548                0.34
Missouri                                 957              1.44              10,813,593                1.98
Montana                                  187              0.28                 536,839                0.10
Nebraska                                 231              0.35               1,315,001                0.24
Nevada                                   372              0.56               2,028,609                0.37
New Hampshire                            360              0.54               1,402,496                0.26
New Jersey                             4,062              6.12              51,095,641                9.34
New Mexico                               315              0.47               1,330,033                0.24
New York                               5,837              8.80              51,528,465                9.42
North Carolina                         1,699              2.56              13,527,884                2.47
North Dakota                              52              0.08                 715,504                0.13
Ohio                                   1,856              2.80              12,743,695                2.33
Oklahoma                                 636              0.96               4,517,981                0.83
Oregon                                   878              1.32               5,388,928                0.99
Pennsylvania                           3,059              4.61              24,455,019                4.47
Rhode Island                             264              0.40               1,598,112                0.29
South Carolina                           742              1.12               5,074,508                0.93
South Dakota                             141              0.21                 681,631                0.12
Tennessee                              1,228              1.85               9,258,170                1.69
Texas                                  5,291              7.98              46,282,343                8.46
Utah                                     306              0.46               2,138,917                0.39
Vermont                                  178              0.27                 821,059                0.15
Virginia                               1,811              2.73              12,199,207                2.23
Washington                             1,518              2.29              18,373,511                3.36
West Virginia                            214              0.32               1,207,400                0.22
Wisconsin                                858              1.29               9,143,740                1.67
Wyoming                                  111              0.17                 315,169                0.06
                            ----------------- -----------------     -------------------  ------------------
   Total                              66,342            100.00%           $546,806,251              100.00%
                            ================= =================     ===================  ==================


CIT EQUIPMENT COLLATERAL 2002-VT1
PAYMENT STATUS
AT JUNE 30, 2003


                                                                     % OF
                                                                     TOTAL                                     % OF
                                                 NUMBER             NUMBER              REQUIRED             REQUIRED
                                                   OF                 OF                 PAYOFF               PAYOFF
DAYS DELINQUENT                                CONTRACTS           CONTRACTS             AMOUNT               AMOUNT
-----------------------------------         ---------------     ----------------    ------------------    ----------------
Current, including 1 to 30 day
   delinquent contracts                         63,033             95.01%             $ 526,231,026            96.24%

31-60 days delinquent                            1,787              2.69                 12,197,902             2.23

61-90 days delinquent                              732              1.10                  4,141,994             0.76

91-120 days delinquent                             351              0.53                  1,851,187             0.34

Over 120 days delinquent                           439              0.66                  2,384,142             0.44
                                        ---------------     -------------          -----------------       ----------
   Total                                        66,342            100.00%             $ 546,806,251           100.00%
                                        ===============     =============          =================       ==========


EQUIPMENT TYPE
AT JUNE 30, 2003


                                                                     % OF
                                                                     TOTAL                                     % OF
                                                 NUMBER             NUMBER              REQUIRED             REQUIRED
                                                   OF                 OF                 PAYOFF               PAYOFF
TYPE OF EQUIPMENT                              CONTRACTS           CONTRACTS             AMOUNT               AMOUNT
-----------------------------------         ---------------     ----------------    ------------------    ----------------
Computers                                       47,872             72.16 %            $ 236,143,408            43.19%

Telecommunications                              11,233             16.93                220,762,796            40.37

General Office Equipment/Copiers                 3,873              5.84                 45,496,480             8.32

Automotive                                       2,658              4.01                 21,902,327             4.01

Computer Software                                  236              0.36                 18,047,627             3.30

Other(1)                                           470              0.71                  4,453,612             0.81
                                        ---------------     -------------          -----------------       ----------
   Total                                        66,342            100.00%             $ 546,806,251           100.00%
                                        ===============     =============          =================       ==========


(1) Includes $113,103 as the largest and $9,476 as the average Required Payoff Amount


CIT EQUIPMENT COLLATERAL 2002-VT1
REQUIRED PAYOFF AMOUNT
AT JUNE 30, 2003


                                                                     % OF
                                                                     TOTAL                                     % OF
                                                 NUMBER             NUMBER              REQUIRED             REQUIRED
                                                   OF                 OF                 PAYOFF               PAYOFF
REQUIRED PAYOFF AMOUNT                         CONTRACTS           CONTRACTS             AMOUNT               AMOUNT
-----------------------------------         ---------------     ----------------    ---------------     ---------------
0 - 5,000.00                                     47,969             72.31 %         $ 85,099,612           15.56%

5,000.01 - 10,000.00                              8,482             12.79             59,603,794           10.90

10,000.01 - 15,000.00                             3,187              4.80             38,786,488            7.09

15,000.01 - 25,000.00                             2,783              4.19             53,854,028            9.85

25,000.01 - 50,000.00                             2,339              3.53             81,371,774           14.88

50,000.01 - 100,000.00                              966              1.46             66,031,241           12.08

100,000.01 - 150,000.00                             263              0.40             31,481,720            5.76

150,000.01 - 250,000.00                             189              0.28             36,163,043            6.61

250,000.01 - 500,000.00                             110              0.17             37,584,175            6.87

500,000.01 - 1,000,000.00                            36              0.05             22,948,081            4.20

1,000,000.01 - 1,500,000.00                          11              0.02             13,963,665            2.55

1,500,000.01 - 2,500,000.00                           4              0.01              8,178,602            1.50

2,500,000.01- 5,000,000.00                            2              0.00              5,299,794            0.97

over 5,000,000.01 (1)                                 1              0.00              6,440,234            1.18
                                             -----------       -----------        ---------------      -----------
   Total                                         66,342            100.00%        $  546,806,251           100.00%
                                             ===========       ===========        ===============      ===========

(1) Includes $6,440,234 as the largest Required Payoff Amount.



REMAINING TERM
AT JUNE 30, 2003


                                                                     % OF
                                                                     TOTAL                                     % OF
                                                 NUMBER             NUMBER              REQUIRED             REQUIRED
                                                   OF                 OF                 PAYOFF               PAYOFF
REMAINING TERMS OF CONTRACTS                   CONTRACTS           CONTRACTS             AMOUNT               AMOUNT
-----------------------------------           -----------     ----------------    ---------------     ---------------
(MONTHS)
  0- 12                                          19,000             28.64%          $ 71,521,851            13.08%

 13- 24                                          23,716             35.75            159,655,330            29.20

 25- 36                                          16,227             24.46            130,421,781            23.85

 37- 48                                           7,359             11.09            172,552,852            31.56

 49- 60                                              32              0.05             10,554,790             1.93

 61- 72                                               8              0.01              2,099,647             0.38
                                             -----------      ------------       ----------------      -----------
   Total                                         66,342            100.00%         $ 546,806,251           100.00%
                                             ===========      ============       ================      ===========


CIT EQUIPMENT COLLATERAL 2002-VT1
TYPES OF OBLIGOR
AT JUNE 30, 2003


                                                                   % OF
                                                                   TOTAL                                    % OF
                                                NUMBER             NUMBER             REQUIRED            REQUIRED
                                                  OF                OF                 PAYOFF              PAYOFF
TYPE OF OBLIGOR                               CONTRACTS          CONTRACTS             AMOUNT              AMOUNT
-----------------------------------           -----------     ----------------    ---------------     ---------------
Service Organizations(1)                        23,901              36.03%           $214,308,432            39.19%

Manufacturing                                    6,887              10.38              97,188,270            17.77

Financial Services Institutions                  5,484               8.27              52,188,192             9.54

Retail Trade                                     4,278               6.45              36,976,290             6.76

Wholesale Trade                                  3,210               4.84              30,740,158             5.62

Other (2)                                       13,946              21.02              29,548,525             5.40

Medical/Healthcare Organizations                 2,589               3.90              24,003,208             4.39

Communications & Utilities                         969               1.46              21,936,290             4.01

Transportation                                   1,018               1.53              12,092,856             2.21

Construction                                     2,288               3.45              10,123,822             1.85

Printing & Publishing                              712               1.07               7,454,469             1.36

Government                                         430               0.65               5,536,395             1.01

Resources & Agriculture                            630               0.95               4,709,345             0.86
                                            -----------      -------------       -----------------      -----------
   Total                                        66,342             100.00%         $  546,806,251           100.00%
                                            ===========      =============       =================      ===========



(1) Primarily: Miscellaneous Service Organizations (22.2%); Engineering, Accounting and Research (17.5%); Business Services (14.9%);
    Automotive Repair, Services & Parts (11.1%); and Legal Services (7.2%).

(2) Includes $291,824 as the largest contract principal balance relating to a single obligor.

     As shown in the table above, the servicer's records lists 5.40% of the total required payoff amount in the category of "Other"
types of obligor. The servicer notes that the collateral securing approximately 4.71% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately
0.69% of the required payoff amount. The depositor has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.



OBLIGOR CONCENTRATION

                                                                                                                % OF
                                                     NUMBER           % OF TOTAL          REQUIRED            REQUIRED
OBLIGORS (INCLUDING CONTRACTS SECURING                 OF              NUMBER OF           PAYOFF              PAYOFF
   VENDOR LOANS )                                  CONTRACTS           CONTRACTS           AMOUNT              AMOUNT
-----------------                                 -------------    ----------------     --------------     --------------
Top 5                                                 867                1.31%           $ 36,933,828           6.75%


The Top 5 obligors conduct business in the service and manufacturing industries.


CIT EQUIPMENT TRUST 2002-VT1
SCHEDULED PAYMENTS FROM THE CONTRACTS
AT JANUARY 31, 2003


               COLLECTION                 SCHEDULED                    COLLECTION                 SCHEDULED
                 PERIOD                   CASHFLOWS                      PERIOD                   CASHFLOWS
        ------------------------    -----------------------      ----------------------      ------------------
Positive Rent Due                       8,039,830.93

               July-2003               27,704,474.79                       June-2006             5,008,214.95
             August-2003               28,993,487.69                       July-2006             4,580,999.02
          September-2003               27,753,468.94                     August-2006             3,904,517.62
            October-2003               30,184,763.06                  September-2006             3,259,419.69
           November-2003               25,251,608.19                    October-2006             2,495,015.29
           December-2003               24,902,820.72                   November-2006             2,067,480.29
            January-2004               26,247,928.99                   December-2006             1,575,174.50
           February-2004               22,721,943.38                    January-2007             1,099,680.83
              March-2004               22,042,038.74                   February-2007               616,199.72
              April-2004               23,399,696.51                      March-2007               419,393.33
                May-2004               20,724,347.59                      April-2007               378,174.65
               June-2004               19,939,949.87                        May-2007               325,570.88
               July-2004               20,388,969.42                       June-2007               253,737.86
             August-2004               17,034,955.64                       July-2007               250,233.94
          September-2004               15,513,952.27                     August-2007               246,723.48
            October-2004               15,539,712.62                  September-2007               245,283.33
           November-2004               13,421,401.87                    October-2007               243,310.91
           December-2004               12,364,568.92                   November-2007               241,603.53
            January-2005               11,644,942.44                   December-2007               231,244.67
           February-2005               10,511,124.82                    January-2008               229,761.18
              March-2005                9,925,737.87                   February-2008                93,435.30
              April-2005                9,977,452.74                      March-2008                37,965.90
                May-2005                9,673,447.49                      April-2008                37,254.96
               June-2005                9,587,158.73                        May-2008                37,254.96
               July-2005                9,330,959.23                       June-2008                37,254.96
             August-2005                9,043,213.12                       July-2008                37,254.96
          September-2005                8,828,408.36                     August-2008                37,254.96
            October-2005                8,534,798.79                  September-2008                37,255.96
           November-2005                8,258,518.64                    October-2008                14,981.76
           December-2005                8,047,231.18                   November-2008                 6,519.36
            January-2006                7,754,325.12                   December-2008                 6,276.76
           February-2006                7,222,810.44                    January-2009                        -
              March-2006                6,716,636.10
              April-2006                6,169,629.02
                May-2006                5,618,300.72
